Exhibit 10.1.27

GREAT PLAINS ENERGY INCORPORATED

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(As Amended and Restated for I.R.C. § 409A)

Amended December 8, 2009

GREAT PLAINS ENERGY INCORPORATED

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(As Amended and Restated for I.R.C. § 409A)

BACKGROUND AND PURPOSE

Kansas City Power & Light Company ("KCPL") adopted the Kansas City Power & Light Supplemental Executive Retirement and Deferred Compensation Plan effective November 2, 1993 (the "Original Plan"), to provide opportunities for selected employees and members of KCPL's Board of Directors to defer the receipt of their compensation.  The Original Plan was divided into two separate plans effective as of April 1, 2000, the "Great Plains Energy Incorporated Nonqualified Deferred Compensation Plan" (the "Frozen NQDC Plan") and the Great Plains Energy Incorporated Supplemental Executive Retirement Plan (as amended and restated effective as of November 1, 2000, October 1, 2001 and October 1, 2003 and attached hereto as Appendix C) (the "Frozen SERP").

As a result of the addition of Section 409A to the Internal Revenue Code ("Code Section 409A"), Great Plains Energy Incorporated has taken two actions which affect the Frozen SERP.

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First, the Frozen SERP has been frozen as of December 31, 2004 such that no new participants will enter, and no new amounts will accrue under, the Frozen SERP after December 31, 2004. Except to reflect that the Frozen SERP has been frozen, no material modifications have been made to the Frozen SERP. The Frozen SERP will continue to operate as a "frozen" plan in accordance with its terms and with respect to all accrued amounts as of December 31, 2004.  Consistent with Code Section 409A, all accrued benefits as of December 31, 2004 will be paid under and in accordance with the Frozen SERP; provided, however, if a participant's aggregate SERP benefit is less than the benefit accrued under the Frozen SERP as of December 31, 2004, only such lesser benefit, if any, shall be paid under the Frozen SERP.  Nothing under this Plan or the Frozen SERP shall be interpreted as providing a minimum benefit.

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Second, this plan, the "Great Plains Energy Incorporated Supplemental Executive Retirement Plan (as Amended and Restated for I.R.C. § 409A)" (the "Plan") is adopted effective generally as of January 1, 2005.  This Plan governs the payment of benefits accrued after December 31, 2004 and, except as specifically provided otherwise, is effective generally January 1, 2005.  While the calculation of certain benefits under this Plan include an offset for benefits paid under the Frozen SERP, this Plan solely relates to those benefits accrued after December 31, 2004, as determined consistent with Code Section 409A.  In addition, depending upon a participant's ultimate benefit under this Plan and the level of a participant's accrued benefit as of December 31, 2004, a participant's entire SERP benefit could consist solely of an amount equal to or less than the Participant's Frozen SERP benefit and would be paid solely in accordance with the Frozen SERP.  There is to be no duplication of benefits under the Frozen SERP and this Plan.

Certain operations of the Plan between December 31, 2004 and December 31, 2007, including those operations in 2005 memorialized in Appendix B, were completed in accordance with IRS Notice 2005-1 and in "good faith" compliance with the proposed Treasury Regulations issued under Code Section 409A.  In addition, this Plan provides for different benefit formulas for employees (1) hired by Great Plains Energy Incorporated (or one of its affiliates) before September 1, 2007, to reflect the choice employees were allowed to make between maintaining their existing benefit structure or receiving a slightly lower pension benefit but eligible to receive a larger employer contribution under the Great Plains Energy 401(k) Plan and (2) employees hired by Great Plains Energy Incorporated (or one of its affiliates) on or after September 1, 2007.

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		1
1.1	Definitions	1
1.2	General Interpretive Principles	4
ARTICLE II ELIGIBILITY FOR BENEFITS ARTICLE III AMOUNT AND FORM OF RETIREMENT BENEFITS		4
		5
3.1	Normal Retirement	5
3.1.1	Normal Retirement – Stationary Participant	5
3.1.2	Normal Retirement – Converted Participant	7
3.1.3	Normal Retirement – Post-2007 Participant	9
3.2	Benefits Payable Prior to Normal Retirement Date	10
3.2.1	Stationary Participant	10
3.2.2	Converted Participant	12
3.2.3	Post-2007 Participant	16
3.3	Delayed Retirement	17
3.4	Disability Benefit	18
3.5	Form of Payment	19
3.6	Election of Form and Timing	21
3.7	Years of Benefit Service for Certain Participants	22
3.8	Coordination of Benefits Between Plan and Frozen SERP	22
ARTICLE IV PAYMENT OF RETIREMENT BENEFITS		23
4.1	Form of Payment	23
4.2	Timing of Payment of Retirement Benefits	23
ARTICLE V DEATH BENEFITS		25
5.1	Payment to Surviving Spouse	25
5.2	Form and Timing of Payment to Surviving Spouse	26
5.3	Frozen Plan Offset	26
ARTICLE VI MISCELLANEOUS		26
6.1	Plan Amendment and Termination	26

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6.2	No Right to Employment	26
6.3	No Administrator Liability	27
6.4	Unfunded Plan	27
6.5	Nontransferability	28
6.6	I.R.C. § 409A	28
6.7	Participant's Incapacity	28
6.8	Plan Administrator	28
6.9	Claims Procedures	28
6.10	Deliverables	30
6.11	Disputes	30
6.12	Binding Effect	30
6.13	Severability	31
6.14	Governing Law	31

APPENDIX A	ADDENDUM TO SECTION 3.7

APPENDIX B	DISTRIBUTIONS FOR PARTICIPANTS TERMINATED DURING 2005

APPENDIX C	GREAT PLAINS ENERGY INCORPORATED FROZEN SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

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ARTICLE I

DEFINITIONS

1.1           Definitions.  For purposes of this Plan, the following terms have the following meanings:

"Active Participant" means, with respect to a Plan Year, any employee of the Company (i) who is an officer of the Company, or (ii) who is an assistant officer of the Company and designated by the Board to be an Active Participant.

"Basic Plan" means the Great Plains Energy Incorporated Management Pension Plan, as amended.  Except as otherwise provided in this Plan, the following terms will have the same meaning as in the Basic Plan:

•	Actuarial Equivalent

•	Base Compensation

•	Early Retirement Date

•	Normal Retirement Date

•	Plan Year

•	Single Life Pension

•	Years of Credited Service

"Board" means the Board of Directors of Great Plains Energy Incorporated.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Compensation and Development Committee (or successor to such Committee) of the Board.

"Company" means Great Plains Energy Incorporated or its successor and any wholly-owned subsidiary that has adopted, and whose employees participate in, the Basic Plan;

provided, however, that for purposes of Section 6.4, "Company" shall mean Great Plains Energy Incorporated or its successor.

"Converted Participant" means a Participant who was hired by the Company before September 1, 2007 and elected in 2007 to receive a reduced future rate of benefit accrual under the Basic Plan.

"Frozen SERP" means the Great Plains Energy Incorporated Frozen Supplemental Executive Retirement Plan attached hereto as Appendix C.

"Original Plan" means the Kansas City Power & Light Supplemental Executive Retirement and Deferred Compensation Plan effective November 2, 1993.

"Participant" means an individual who is or has been an Active Participant and who has not received his entire benefit under this Plan.  A Participant can be a Converted Participant, a Post-2007 Participant or a Stationary Participant.  Individuals who were continuing to accrue a benefit under the Frozen SERP as of December 31, 2004 are also Participants in this Plan.

"Plan" means this Great Plains Energy Incorporated Supplemental Executive Retirement Plan (as Amended and Restated for I.R.C. § 409A).

"Post-2007 Participant" means a Participant that is hired by the Company on or after September 1, 2007.

"Separation from Service" or "Separates from Service" means a Participant's death, retirement or other termination of employment with the Company.  A Separation from Service will not occur if a Participant is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, as long as the Participant has a right (either by contract or by statute) to reemployment with the Company.  "Separation from Service" will be interpreted in a manner consistent with Code Section 409A(a)(2)(A)(i).

"Specified Employee" means a Participant that would be a "specified employee" as defined in Code Section 409A(a)(2)(B)(i) and Department of Treasury regulations and other interpretive guidance issued thereunder.  Effective January 1, 2008, for purposes of this definition, the "specified employee effective date" and the "specified employee identification date" for purposes of identifying each Specified Employee are established and memorialized in the Company's "I.R.C. § 409A Specified Employee Policy" as the same may be modified from time to time in accordance with the rules and regulations of Code Section 409A.

"Stationary Participant" means a Participant who was hired by the Company before September 1, 2007 and elected in 2007 to maintain his current level of benefits under the Basic Plan.

"Surviving Spouse" means a Participant's surviving spouse who is eligible to receive a surviving spouse's benefit under the Basic Plan.

"Years of Benefit Service" means, except as otherwise provided in Sections 3.4 and 3.7, the sum of:

(i)           the Years of Credited Service (including fractions thereof) an Active Participant is credited with under the Basic Plan except that any Years of Credited Service incurred after a Participant ceases to be an Active Participant due to the Participant having ceased to remain an officer or assistant officer of the Company will not be counted under this Plan unless such Participant again becomes an Active Participant; and

(ii)           where a Participant receives benefits under the Company's Long-Term Disability Plan for a period of time but returns as an Active Participant before his Normal Retirement Date, the Years of Credited Service the Participant would have incurred under the Basic Plan had he been an Active Participant and been working on a full-time basis during such period of disability.

For example and for illustration purposes only, assume (1) an individual has been employed by the Company for fifteen years and, in the sixteenth year of the individual's employment, the individual becomes an officer of the Company, (2) the individual works for an additional five years as an officer of the Company, and (3) the individual ceases to be an officer (or an assistant officer) of the Company and works for an additional five years.  For purposes of this Plan, the individual will have 20 Years of Benefit Service.

1.2           General Interpretive Principles.  (a) Words in the singular include the plural and vice versa, and words of one gender include the other gender, in each case, as the context requires; (b) references to Sections are references to the Sections of this Plan unless otherwise specified; (c) the word "including" and words of similar import when used in this Plan mean "including, without limitation," unless otherwise specified; and (d) any reference to any U.S. federal, state, or local statute or law will be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such statute or law, unless the context otherwise requires.

ARTICLE II

ELIGIBILITY FOR BENEFITS

2.1           Except as provided in Section 2.2, each Participant will receive a supplemental retirement benefit in accordance with the terms of this Plan.

2.2           Notwithstanding any provision of this Plan to the contrary,

(a)           this Plan will not affect the rights and benefits of any person who was not an employee of the Company on or after April 1, 2000, as such person's rights and benefits, if any, or the rights and benefits of such person's  spouse or beneficiaries will be governed by the Original Plan; and

(b)           this Plan will not affect the rights and benefits of any person who was an employee on or after April 1, 2000 but not an employee after December 31, 2004, as such person's rights and benefits, if any, or the rights and benefits of such person's spouse or beneficiaries will be governed by the Frozen SERP.

ARTICLE III

AMOUNT AND FORM OF RETIREMENT BENEFITS

3.1           Normal Retirement.  A Participant's monthly supplemental retirement benefit payable under the Plan as a Single Life Pension at the Participant's Normal Retirement Date will depend on whether the Participant is a "Stationary Participant," a "Converted Participant" or a "Post-2007 Participant."

3.1.1           Normal Retirement – Stationary Participant.  A Stationary Participant's monthly supplemental retirement benefit payable under the Plan as a Single Life Pension at the Stationary Participant's Normal Retirement Date will be equal to (1) the sum of two portions, the first of which is described in Paragraph (a) and the second of which is described in Paragraph (b) of this Section 3.1.1 reduced by (2) the amount determined in Paragraph (c) of this Section 3.1.1.

(a)           The first of those portions will make up for the difference between an accrual rate of 2% and an accrual rate of 1 2/3% under the Basic Plan for each of the Stationary Participant's Years of Benefit Service.

(b)           The second portion will make up for the benefit otherwise lost to the Stationary Participant under the Basic Plan (assuming for this purpose that the Basic Plan benefit is based on an accrual rate of 2% rather than 1 2/3%) due to:

(i)           compensation deferred under the Great Plains Energy Incorporated Nonqualified Deferred Compensation Plan (as Amended and Restated for I.R.C. § 409A), the Frozen NQDC Plan, or under Section VI of the Original Plan,

(ii)           any amounts disregarded under the Basic Plan pursuant to the provisions of Code Sections 401(a)(17), 415, or similar provisions restricting the amount of compensation or benefits that may be considered under plans qualified pursuant to Code Section 401(a), and

(iii)           any forfeiture of benefits under the Basic Plan due to lack of vesting, but only in the event that the forfeiture of benefit under the Basic Plan due to the lack of vesting is not otherwise paid to the Stationary Participant under Subparagraph (a)(iii) of Section 3 of the Change in Control Severance Agreement (or any equivalent provision in a successor document) entered into by the Company and the Stationary Participant.

(c)           The sum of the amount determined in (a) and (b) will be reduced by the amount of the Stationary Participant's monthly supplemental retirement benefit he or she is entitled to receive under the Frozen SERP, payable under the Frozen SERP as a Single Life Pension at the Participant's Normal Retirement Date.  If a Stationary Participant was

a former employee of the Company (and an Active Participant in the Plan) and then rehired by the Company, the sum of the amount determined in (a) and (b) will be further reduced by any amounts the Stationary Participant received under this Plan in connection with such Participant's earlier Separation from Service.

3.1.2           Normal Retirement – Converted Participant.  A Converted Participant's monthly supplemental retirement benefit payable under the Plan as a Single Life Pension at the Converted Participant's Normal Retirement Date will be equal to (1) the sum of two portions, the first of which is described in Paragraph (a) and which further consists of a "Pre-2008 Benefit" and a "Post-2007 Benefit" and the second of which is described in Paragraph (b) of this Section 3.1.2, reduced by (2) the amount determined in Paragraph (c) of this Section 3.1.2.

(a)           The first of those portions will make up for the difference between the accrual rates under this Plan (both before and after the Converted Participant elected to change future benefit accruals under the Basic Plan) and the accrual rate under the Basic Plan for each of the Converted Participant's Years of Benefit Service, and for the difference between computations of monthly salary using computation periods of more than 36 consecutive months rather than of 36 consecutive months.  For all of a Converted Participant's Years of Benefit Service accrued as of December 31, 2007, this Section 3.1.2(a) will make up for the difference between an accrual rate of 2% and an accrual rate of 1-2/3% under the Basic Plan (the "Pre-2008 Benefit").  For all of a Converted Participant's Years of Benefit Service after December 31, 2007, this Section 3.1.2(a) will make up for the difference between an accrual rate of 1.58% and an accrual rate of 1.25% under the Basic Plan (the "Post-2007 Benefit").

(b)           The second portion will make up for the benefit otherwise lost to the Converted Participant under the Basic Plan (assuming for this purpose that the increased accrual rates set forth above in determining a Converted Participant's Pre-2008 Benefit and Post-2007 Benefit were the applicable accrual rates under the Basic Plan during the relevant years) due to:

(i)           compensation deferred under the Great Plains Energy Incorporated Nonqualified Deferred Compensation Plan (as Amended and Restated for I.R.C. § 409A), the Frozen NQDC Plan, or under Section VI of the Original Plan,

(ii)           any amounts disregarded under the Basic Plan pursuant to the provisions of Code Sections 401(a)(17), 415, or similar provisions restricting the amount of compensation or benefits that may be considered under plans qualified pursuant to Code Section 401(a), and

(iii)           any forfeiture of benefits under the Basic Plan due to lack of vesting, but only in the event that the forfeiture of benefit under the Basic Plan due to the lack of vesting is not otherwise paid to the Converted Participant under Subparagraph (a)(iii) of Section 3 of the Change in Control Severance Agreement (or any equivalent provision in a successor document) entered into by the Company and the Converted Participant.

(c)           The sum of the amount determined in (a) and (b) will be reduced by the amount of the Converted Participant's monthly supplemental retirement benefit he or she is entitled to receive under the Frozen SERP, as if it were paid under the Frozen SERP as a Single Life Pension at the Converted Participant's Normal Retirement Date.  If a Converted Participant was a former employee of the Company (and an Active Participant in the Plan) and then rehired by the Company, the sum of the amount determined in (a) and (b) will be further reduced by any amounts the Converted Participant received under this Plan in connection with such Participant's earlier Separation from Service.

3.1.3           Normal Retirement – Post-2007 Participant.  A Post-2007 Participant's monthly supplemental retirement benefit payable under the Plan as a Single Life Pension at the Post-2007 Participant's Normal Retirement Date will be equal to (1) the sum of two portions, the first of which is described in Paragraph (a) of this Section 3.1.3 and the second of which is described in Paragraph (b) of this Section 3.1.3, reduced by (2) any amount described in Paragraph (c) of this Section 3.1.3.

(a)           The first of those portions will make up for the difference between an accrual rate of 1.58% and an accrual rate of 1.25% under the Basic Plan for each of the Participant's Years of Benefit Service, and for the difference between computations of monthly salary using computation periods of more than 36 consecutive months rather than of 36 consecutive months.

(b)           The second portion will make up for the benefit otherwise lost to the Post-2007 Participant under the Basic Plan (assuming for this purpose that the Basic Plan benefit is based on an accrual rate of 1.58% rather than 1.25%) due to:

(i)           compensation deferred under the Great Plains Energy Incorporated Nonqualified Deferred Compensation Plan (as Amended and Restated for I.R.C. § 409A),

(ii)           any amounts disregarded under the Basic Plan pursuant to the provisions of Code Sections 401(a)(17), 415, or similar provisions restricting the amount of compensation or benefits that may be considered under plans qualified pursuant to Code Section 401(a), and

(iii)           any forfeiture of benefits under the Basic Plan due to lack of vesting, but only in the event that the forfeiture of benefit under the Basic Plan due to the lack of vesting is not otherwise paid to the Post-2007 Participant under Subparagraph (a)(iii) of Section 3 of the Change in Control Severance Agreement (or any equivalent provision in a successor document) entered into by the Company and the Post-2007 Participant.

(c)           If a Post-2007 Participant was a former employee of the Company (and an Active Participant in the Plan) and then rehired by the Company, the sum of the amount determined in (a) and (b) will be further reduced by any amounts the Post-2007 Participant received under this Plan in connection with such Participant's earlier Separation from Service.

3.2           Benefits Payable Prior to Normal Retirement Date.

3.2.1           Stationary Participant.  In the event a Stationary Participant terminates employment with the Company before reaching his Normal Retirement Date, the monthly supplemental retirement benefit payable under the Plan will be determined by computing the monthly retirement benefit necessary to make up for the difference in accrual rates described in Paragraph 3.1.1(a), for the benefit otherwise lost to the Stationary Participant due to the factors described in Paragraph 3.1.1(b), and, for the difference between computations of monthly salary using computation periods of more than 36 consecutive months rather than of 36 consecutive months, reduced to reflect the Frozen SERP benefit described in Paragraph 3.1.1(c), and then, if the Stationary Participant is receiving his supplemental retirement benefit prior to the first day of the month next following his or her 62nd birthday, further reduced to reflect the early payment of the benefit and the Participant's younger age in the same circumstances and to the same extent as the Single Life Pension under the Basic Plan would be reduced to reflect these factors if the benefit under the Basic Plan were paid at the same time as the payment under this Plan.  Effective December 8, 2009 and solely for the purpose of calculating and applying the early retirement reduction factors in this Section, all benefits shall be deemed to commence on the first day of the month next following the date the benefits actually commence.  The result of the above calculation is that subparagraph (a), (b) or (c), below, whichever is applicable, will apply:

(a)           There will be no early retirement reduction factor applied to the retirement benefit of a Stationary Participant who has satisfied all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit.

(b)           The Basic Plan's early retirement reduction factor of .25% per month for each month such benefit commences before the first day of the month next following the Stationary Participant's 62nd birthday, will apply to the retirement benefit of a Stationary Participant who does not satisfy all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit, and (A) whose employment with the Company terminates on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday, or (B) whose employment with the Company terminates on or after his or her 50th birthday and before the first day of the month in which his or her 55th birthday falls but whose benefit under this Plan will not commence until on or after the first day of the month in which his or her 55th birthday falls, (disregarding for the purposes of this clause (B) any delay in benefit commencement under Section 4.2(c)).

(c)           No early retirement subsidy of any kind shall apply to:

(i)           a Stationary Participant who terminates employment with the Company before his or her 50th birthday; or

(ii)           a Stationary Participant who (A) terminates employment with the Company before the first day of the month in which his or her 55th birthday falls, (B) receives or begins receiving his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls (or would have received or begun to receive his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls but for the delay in benefit commencement under Section 4.2(c)), and (C) does not satisfy all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit.

3.2.2           Converted Participant.  In the event a Converted Participant terminates employment with the Company before reaching his or her Normal Retirement Date, the monthly supplemental retirement benefit payable under the Plan will be determined by computing the monthly retirement benefit necessary to make up for the difference in accrual rates described in Paragraph 3.1.2(a), for the benefit otherwise lost to the Participant due to the factors described in Paragraph 3.1.2(b), and for the difference between computations of monthly salary using computation periods of more than 36 consecutive months rather than of 36 consecutive months, reduced to reflect the Frozen SERP benefit described in Paragraph 3.1.2(c), and then, if the Converted Participant is receiving his supplemental retirement benefit prior to the first day of the month next following his or her 62nd birthday, further reduced to reflect the early payment of the benefit and the Converted Participant's younger age in the same circumstances and to the same extent as the Single Life Pension under the Basic Plan would be reduced to reflect these factors if the benefit under the Basic Plan were paid at the same time as the payment under this Plan.  Effective December 8, 2009 and solely for the purpose of calculating and applying the early retirement reduction factors in this Section, all benefits shall be deemed to commence on the first day of the month next following the date the benefits actually commence.  The result of the above calculation is that subparagraph (a)(i), (ii) or (iii) below, whichever is applicable, will apply to the Converted Participant's Pre-2008 Benefit and that subparagraph (b)(i) or (ii) below, whichever is applicable, will apply to the Converted Participant's Post-2007 Benefit:

(a)           The Converted Participant's Pre-2008 Benefit will be subject to (i), (ii) or (iii) below:

(i)           There will be no early retirement reduction factor applied to a Converted Participant's Pre-2008 Benefit who has satisfied all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit.

(ii)           The Basic Plan's early retirement reduction factor of .25% per month for each month such benefit commences before the first day of the month next following the Converted Participant's 62nd birthday will apply to a Converted Participant's Pre-2008 Benefit who does not satisfy all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit, and (A) whose employment with the Company terminates on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday, or (B) whose employment with the Company terminates on or after his or her 50th birthday and before the first day of the month in which his or her 55th birthday falls but whose benefit under this Plan will not commence until on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday, disregarding for this purpose any delay in benefit commencement under Section 4.2(c).

(iii)           No early retirement subsidy of any kind shall apply to the Pre-2008 Benefit of:

(A)           a Converted Participant who terminates employment with the Company before his or her 50th birthday; or

(B)           a Converted Participant who (I) terminates employment with the Company before the first day of the month in which his or her 55th birthday falls, (II) receives or begins receiving his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls (or would have received or begun to receive his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls but for the delay in benefit commencement under Section 4.2(c)), and (III) does not satisfy all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit.

(b)           The Converted Participant's Post-2007 Benefit will be subject to (i) or (ii) below:

(i)           The Basic Plan's early retirement reduction factor of .41666% per month will apply to the Post-2007 Benefit of a Converted Participant (A) whose employment with the Company terminates on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday, or (B) whose employment with the Company terminates on or after his or her 50th birthday and before the first day of the month in which his or her 55th birthday falls but whose benefit under this Plan will not commence until on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday, disregarding for this purpose any delay in benefit commencement under Section 4.2(c).

(ii)           No early retirement subsidy of any kind shall apply to the Post-2007 Benefit of:

(A)           a Converted Participant who terminates employment with the Company before his or her 50th birthday; or

(B)           a Converted Participant who (I) terminates employment with the Company before the first day of the month in which his or her 55th birthday falls, and (II) receives or begins receiving his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls (or would have received or begun to receive his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls but for the delay in benefit commencement under Section 4.2(c)).

3.2.3           Post-2007 Participant.  In the event a Post-2007 Participant terminates employment with the Company before reaching his Normal Retirement Date, the monthly supplemental retirement benefit payable under the Plan will be determined by computing the monthly retirement benefit necessary to make up for the difference in accrual rates described in Paragraph 3.1.3(a), for the benefit otherwise lost to the Post 2007 Participant due to the factors described in Paragraph 3.1.3(b), and for the difference between computations of monthly salary using computation periods of more than 36 consecutive months rather than of 36 consecutive months, and, if the Post-2007 Participant's benefit commences before the first day of the month next following the Participant's 62nd birthday, reduced to reflect the early payment of the benefit and the Post-2007 Participant's younger age in the manner set forth below in subparagraphs (a) and (b) below.  Effective December 8, 2009 and solely for the purpose of calculating and applying the early retirement reduction factors in this Section, all benefits shall be deemed to commence on the first day of the month next following the date the benefits actually commence.

(a)           The Basic Plan's early retirement reduction factor of .41666% per month for each month such benefit commences before the first day of the month next following the month in which the Post-2007 Participant's 62nd birthday will apply to either (A) a Post-2007 Participant's benefit whose employment with the Company terminates on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday or (B) a Post-2007 Participant's benefit whose employment with the Company terminates on or after his or her 50th birthday and before the first day of the month in which his or her 55th birthday falls but whose benefit under this Plan will not commence until on or after the first day of the month in which his or her 55th birthday falls and before the first day of the month next following his or her 62nd birthday, disregarding for this purpose any delay in benefit commencement under Section 4.2(c).

(b)           No early retirement subsidy of any kind shall apply to:

(i)           a Post-2007 Participant who terminates employment with the Company before his or her 50th birthday; or

(ii)           a Post-2007 Participant who (A) terminates employment with the Company before the first day of the month in which his or her 55th birthday falls, and (B) receives or begins receiving his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls (or would have received or begun to receive his or her benefit under this Plan before the first day of the month in which his or her 55th birthday falls but for the delay in benefit commencement under Section 4.2(c)).

3.3           Delayed Retirement.  The benefit payable under this Plan to any Participant who remains employed by the Company after his or her Normal Retirement Date shall be determined as follows:

(a)           For a Participant who elects for benefits under this Plan to commence upon the Participant's Separation from Service, such Participant's benefit under this Plan will be the Participant's benefit calculated in the same manner as the benefit determined under Section 3.1, but as of his or her Separation from Service rather than Normal

Retirement Date and without any actuarial adjustment for any delay in benefit commencement from such Normal Retirement Date.

(b)           For a Participant who elected for benefits under this Plan to commence upon (x) his or her Normal Retirement Date or (y) the earlier of the Participant's Separation from Service or Normal Retirement Date:

(i)           such benefit shall be payable on and calculated as of the Participant's Normal Retirement Date without any adjustment for additional Years of Credited Service or changes in compensation after his or her Normal Retirement Date; and

(ii)           upon such Participant's subsequent Separation from Service, he or she shall receive an additional benefit (payable in the identical manner as the benefit payable upon the Participant's Normal Retirement Date) equal to (A) the benefit he or she would have received under Section 3.3(a) if his or her sole benefit under this Plan had been calculated as of and payable upon the Participant's Separation from Service, reduced by (B) the actuarial equivalent of the benefit such Participant received or is receiving pursuant to Section 3.3(b)(i).

3.4           Disability Benefit.  A Participant who Separates from Service due to a total disability for which the Participant is eligible to receive benefits under the Company's Long-Term Disability Plan and who is not otherwise eligible for benefits under this Plan on account of returning to status as an Active Participant will be eligible for a supplemental retirement benefit.  The supplemental retirement benefit will commence on the Participant's Normal Retirement Date and the amount of benefit will be determined either in accordance with Section 3.1.1, 3.1.2 or 3.1.3 (as the case may be depending on whether the Participant was a Stationary Participant, a

Converted Participant or Post-2007 Participant, respectively, at the time of the Participant's Separation from Service on account of Disability) except that his or her Years of Benefit Service will include the period from the date of Disability to the Participant's Normal Retirement Date.  With respect to a Stationary Participant, in no event will Years of Credited Service or Years of Benefit Service in excess of 30 be considered.

3.5           Form of Payment.  The Participant may elect the form in which benefits under the Plan are to be paid from the forms set forth in this Section, the value of each of which will be the Actuarial Equivalent of the value of each of the others.  Except as provided in Section 4.1, payment will be made, in the case of a lump sum payment, or will begin, in the case of a pension, in accordance with the Participant's election made as provided in Section 3.6.

(a)           Lump Sum Payment.  This form provides the Participant with a one-time, single sum payment of the Participant's entire benefit under the Plan.  Notwithstanding that the Basic Plan does not provide for lump sum benefits to Converted Participants or Post-2007 Participants, the Actuarial Equivalent lump-sum benefit of a Converted Participant or Post-2007 Participant under this Plan shall be determined by applying the same principles that would be applied in determining the Actuarial Equivalent lump sum benefits to a similarly situated Stationary Participant.

(b)           Installment Annuity Payments.  This form provides the Participant with a series of installment payments over the life of the Participant or, if elected by a Participant, the joint lives of the Participant and his spouse.  To the full extent that each of the below forms of annuity payments constitutes a "life annuity" as defined in Treasury Regulations § 1.409A-2(b)(2)(ii), a participant's change in designated beneficiary or a change in the form of payment from one type of life annuity to another will not be considered a change in the time and form of payment provided that any such change is made before any annuity payment has commenced and provided further that the annuities are Actuarially Equivalent applying reasonable actuarial methods and assumptions.  The forms of annuity payments are as follows:

(i)           Single Life Pension.  A Single Life Pension pays the Participant a monthly pension only for as long as the Participant lives.

(ii)           Single Life Pension with 60 Months Guaranteed.  A Single Life Pension with 60 Months Guaranteed pays a monthly benefit for as long as the Participant lives.  If the Participant dies before receiving 60 monthly payments, the Participant's beneficiary receives them for the remainder of the 60 months that were guaranteed.

(iii)           Single Life Pension with 120 Months Guaranteed.  A Single Life Pension with 120 Months Guaranteed pays the Participant a monthly benefit for as long as the Participant lives.  If the Participant dies before receiving 120 monthly payments, the Participant's beneficiary receives them for the remainder of the 120 months that were guaranteed.

(iv)           100%, 75%, 50% and 25% Joint Pensions.  A 100%, 75%, 50% or 25% Joint Pension pays the Participant a monthly benefit for as long as the Participant lives.  If the Participant's spouse is living when the Participant dies, he or she receives a monthly pension equal to 100%, 75%, 50% or 25%, respectively, of the monthly pension the Participant received, for as long as he or she lives.  If the Participant is not married as of the date the Participant's pension commences, it will be paid to the Participant as a Single Life Pension.  The term

"spouse," as used in this form, means the person to whom the Participant is married on the date the Participant's pension commences.

3.6           Election of Form and Timing.

(a)           Existing Election.  Unless otherwise amended under Section 3.6(c) below, an Active Participant's existing election on January 1, 2005 relating to both timing and form of payment will continue to apply under this Plan.

(b)           Initial Election.  A new Active Participant in the Plan must, within 30 days of the date he or she becomes a Participant, elect the form his benefit under the Plan will be paid, and whether, subject to Section 4.2, payment is to commence upon:

(i)           The Participant's Separation from Service;

(ii)           The Participant's Normal Retirement Date;

(iii)           A designated anniversary of the Participant's Separation from Service;

(iv)           The later of the Participant's Separation from Service or a designated age; or

(v)           The earlier of the Participant's Separation from Service or the Participant's Normal Retirement Date.

(c)           Section 409A Transition Election.  During 2008, all Active Participants will be provided the opportunity to amend their existing election as to both when benefits under the Plan will be made or commence and the form that payments under the Plan will be made.  In no event may an election in 2008 be effective to the extent such election (i) postpones the payment(s) of benefits that otherwise could have commenced in 2008, (ii)

accelerates into 2008 the payment(s) of benefits that otherwise would have been paid in 2009 or beyond.

(d)           Elections for Converted Participants.  A Converted Participant's election applies for both the Pre-2008  Benefit and any Post 2008 Benefit.

3.7           Years of Benefit Service for Certain Participants.  Notwithstanding any provision of this Plan to the contrary, those individuals listed on Appendix A to this Plan will be credited with twice the number of Years of Benefit Service under this Plan for each Year of Credited Service (including fractions thereof) during which that person is an Active Participant.  For illustration purposes only, if such an individual accrues 2.5 Years of Credited Service under the Basic Plan, such individual will be credited with 5 Years of Benefit Service under this Plan.  However, to the extent an individual listed on Appendix A is a Stationary Participant, in no event will the number of Years of Benefit Service taken into account under this Plan exceed 30.

3.8           Coordination of Benefits Between Plan and Frozen SERP.  Notwithstanding anything else herein to the contrary, to the extent that a Participant's aggregate SERP benefit under this Plan and the Frozen Plan equals or is less than such Participant's accrued Frozen SERP benefit as of December 31, 2004, none of the Participant's benefit will be subject to Code Section 409A and all of such benefit shall be paid under the Frozen SERP.  In addition, nothing in this Plan or the Frozen SERP shall be interpreted as providing a minimum level of benefit to a Participant.  Accordingly, to the extent that a Participant's aggregate SERP benefit under this Plan and the Frozen Plan is less than such Participant's accrued Frozen SERP benefit as of December 31, 2004, the Participant shall only be entitled to receive such lesser benefit.  There is to be no duplication of benefits under the Frozen SERP and this Plan.

ARTICLE IV

PAYMENT OF RETIREMENT BENEFITS

4.1           Form of Payment.

(a)           Notwithstanding anything else in the Plan to the contrary, including a Participant's benefit election, if a Participant Separates from Service before the Participant attains age 50, the Participant's supplemental retirement benefit payable in accordance with Article III will be made in a lump sum payment.

(b)           For Participants who Separate from Service after age 50, the supplemental retirement benefits payable in accordance with Article III will commence in the form elected by the Participant in his election form as provided in Section 3.6.  In the event no valid election has been made, a Participant's supplemental retirement benefits will be paid in the form of a Single Life Pension commencing within 90 days following the Participant's Separation from Service.

4.2           Timing of Payment of Retirement Benefits.

(a)           Retirement Benefits.  Notwithstanding anything else in the Plan to the contrary except if the Participant is a Specified Employee (in which case the payment will be delayed as provided below in Section 4.2(c)), including a Participant's benefit election, if a Participant Separates from Service before the Participant attains age 50, the Participant's lump sum supplemental retirement benefit payable in accordance with Article III will be made within 90 days following the Participant's Separation from Service.    All other Participant's benefits under this Plan will commence at the time specified on the Participant's election.  In the event no election has been timely made, a Participant's retirement benefits will commence within 90 days following his Separation from Service.

(b)           Disability Benefits.  All benefits that a Participant is entitled to receive under this Plan due to the Participant having Separated from Service on account of a total disability will commence on the Participant's Normal Retirement Date and will be paid in the form elected by the Participant.

(c)           Delay for Specified Employees.  Notwithstanding any other provision of the Plan to the contrary, with respect to any payment (i) to be made to a Participant who is a Specified Employee and (ii) that is made on account of the Specified Employee's Separation from Service (other than on account of the Participant's death or where such payment is otherwise payable more than six months after such Separation from Service (e.g., on the first anniversary of the Specified Employee's Separation from Service)), that payment must not be made (in the case of a lump sum payment) or must not commence (in the case of a series of installment payments) until the first business day of the 7th month following the month in which the Specified Employee Separates from Service.  If benefits are delayed pursuant to this Section 4.2(c), then the amount of any such benefit shall be calculated as of the date of the Specified Employee's Separation from Service and,

(i)           if the Participant elected to receive installment payments, on such first business day of the 7th month the first installment payment will include a catch-up payment equal to the sum of the amount of benefits that would have been paid during such six (6) month period but for the provisions of this Section 4.2(c) along with interest determined as set forth in Section 4.2(c)(iii) below on each such installment payment held in arrears during such six-month period based on the period of time from the date such installment payment would have been made to the first business day of the 7th month, and each remaining installment payment will be paid according to the terms of the Plan and the Participant's payment election; or

(ii)           if the Participant elected to receive a lump sum payment, such payment will be made on the first business day of the 7th month along with interest determined as set forth in Section 4.2(c)(iii) below for the six-month period such lump sum is delayed pursuant to this Section 4.2(c); and

(iii)           the interest to be credited to a Participant's delayed payment(s) under this Section 4.2(c) shall be determined using the "First Segment Rate" (within the meaning of Section 430(h)(2)(C)(i) of the Code) in effect on the date of the Participant's Separation from Service.

(d)           Surviving Spouse Benefit.  If a Participant dies before supplemental retirement benefit payments commence under the Plan, the surviving spouse's benefit provided under Section 5.1 shall be paid within 90 days following the Participant's death.

ARTICLE V

DEATH BENEFITS

5.1           Payment to Surviving Spouse.  If a Participant dies before supplemental retirement benefit payments commence under this Plan, the Participant's Surviving Spouse will receive a lump-sum payment equal to the Actuarial Equivalent of the pre-retirement survivor annuity payable under this Plan.  For purposes of calculating the lump-sum value, the amount of the pre-retirement survivor annuity payable under this Plan will be equal to the amount of the qualified pre-retirement survivor annuity determined under the Basic Plan, but calculated by substituting the amount of the Participant's supplemental retirement benefit determined under

Article III (based on whether the Participant was a Stationary Participant, Converted Participant or a Post-2007 Participant) for the amount of the Participant's benefit under the Basic Plan.

5.2           Form and Timing of Payment to Surviving Spouse.  A Surviving Spouse's benefit under Section 5.1 will be payable in a lump sum within 90 days following the Participant's death.

5.3           Frozen Plan Offset.  For the avoidance of doubt, any death benefit the Participant's Surviving Spouse is eligible to receive under this Article V will be reduced by the death benefit, if any, the Participant's Surviving Spouse is eligible to receive under the Frozen SERP.

ARTICLE VI

MISCELLANEOUS

6.1           Plan Amendment and Termination  The Board of Directors may, in its sole discretion, terminate, suspend, or amend this Plan at any time or from time-to-time, in whole or in part.  However, no amendment or suspension of the Plan may affect a Participant's right or the right of a Surviving Spouse to benefits accrued up to the date of any amendment or termination, payable at least as quickly as is consistent with the Participant's election made as provided in Section 3.6, nor will any amendment that inadvertently results in any Participant becoming liable for any excise tax imposed under Code Section 409A be effective.  In the event the Plan is terminated, the Committee will continue to administer the Plan until all amounts accrued have been paid.  In no event may the termination of the Plan result in the distributions of benefits under the Plan unless the distribution on account of Plan termination would otherwise be permissible under Code Section 409A.

6.2           No Right to Employment.  Nothing contained herein will confer upon any Participant the right to be retained in the service of the Company, nor may it interfere with the right of the Company to discharge or otherwise deal with Participants without regard to the existence of this Plan.

6.3           No Administrator Liability.  Neither the Committee nor any member of the Board nor any officer or employee of the Company may be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor may the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

6.4           Unfunded Plan.  This Plan is unfunded, and constitutes a mere promise by the Company to make benefit payments in the future.  The right of any Participant or Surviving Spouse to receive a distribution under this Plan will be an unsecured claim against the general assets of the Company.  The Company may choose to establish a separate trust (the "Trust"), and to contribute to the Trust from time to time assets that will be held therein, subject to the claims of the Company's creditors in the event of the Company's insolvency, until paid to Plan Participants and Surviving Spouses in such manner and at such times as specified in the Plan.  It is the intention of the Company that such Trust, if established, will constitute an unfunded arrangement, and will not affect the status of the Plan as an unfunded Plan for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.  The Trustee of the Trust may invest the Trust assets, unless the Committee, in its sole discretion, chooses either to instruct the Trustee as to the investment of Trust assets or to appoint one or more investment managers to do so.

6.5           Nontransferability.  To the maximum extent permitted by law, no benefit under the Plan may be assignable or subject in any manner to alienation, sale, transfer, claims of creditors, pledge, attachment, or encumbrances of any kind.

6.6           I.R.C. § 409A.  This Plan is intended to meet the requirements of Section 409A of the Code and may be administered in a manner that is intended to meet those requirements and will be construed and interpreted in accordance with such intent.  All payments hereunder are subject to Section 409A of the Code and will be paid in a manner that will meet the requirements of Section 409A of the Code, including regulations or other guidance issued with respect thereto, such that the payment will not be subject to the excise tax applicable under Section 409A of the Code.  Any provision of this Plan that would cause the payment to fail to satisfy Section 409A of the Code will be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

6.7           Participant's Incapacity.  Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable properly to manage his financial affairs, may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Committee may select.

6.8           Plan Administrator.  The Plan will be administered by the Committee or its designee, which may adopt rules and regulations to assist it in the administration of the Plan.

6.9           Claims Procedures.  A request for a benefit under this Plan may be filed with the Chairperson of the Committee or his designee, on a form prescribed by the Committee.  Such a request, hereinafter referred to as a "claim," will be deemed filed when the executed claim form is received by the Chairperson of the Committee or his designee.

The Chairperson of the Committee or his designee will decide such a claim within a reasonable time after it is received.  If a claim is wholly or partially denied, the claimant will be furnished a written notice setting forth, in a manner calculated to be understood by the claimant:

(a)           The specific reason or reasons for the denial;

(b)           A specific reference to pertinent Plan provisions on which the denial is based;

(c)           A description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation of why such material or information is necessary; and

(d)           Appropriate information as to the steps to be taken if the claimant wishes to appeal his claim, including the period in which the appeal must be filed and the period in which it will be decided.

The notice will be furnished to the claimant within 90 days after receipt of the claim by the Chairperson of the Committee or his designee, unless special circumstances require an extension of time for processing the claim.  No extension may be for more than 90 days after the end of the initial 90-day period.  If an extension of time for processing is required, written notice of the extension will be furnished to the claimant before the end of the initial 90-day period.  The extension notice will indicate the special circumstances requiring an extension of time and the date by which a final decision will be rendered.

If a claim is denied, in whole or in part, the claimant may appeal the denial to the full Committee, upon written notice to the Chairperson thereof.  The claimant may review documents pertinent to the appeal and may submit issues and comments in writing to the Committee.  No appeal will be considered unless it is received by the Committee within 90 days after receipt by the claimant of written notification of denial of the claim.  The Committee will decide the appeal within 60 days after it is received.  However, if special circumstances require an extension of time for processing, a decision will be rendered as soon as possible, but not later than 120 days after the appeal is received.  If such an extension of time for deciding the appeal is required, written notice of the extension will be furnished to the claimant prior to the commencement of the extension.  The Committee's decision will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

6.10           Deliverables.  Each Participant will receive a copy of the Plan and, if a Trust is established pursuant to Section 6.4, the Trust, and the Company will make available for inspection by any Participant a copy of any rules and regulations used in administering the Plan.

6.11           Disputes.  If any contest or dispute arises as to amounts due to a Participant under this Plan, the Company will reimburse the Participant, on a current basis, all legal fees and expenses incurred by the Participant in connection with such contest or dispute; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying the Participant's claims, the Participant will be required immediately to reimburse the Company for all sums advanced to the Participant hereunder.

6.12           Binding Effect.  This Plan is binding on the Company and will bind with equal force any successor of the Company, whether by way of purchase, merger, consolidation or otherwise.

6.13           Severability.  If a court of competent jurisdiction holds any provision of this Plan to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

6.14           Governing Law.  To the extent not superseded by the laws of the United States, this Plan will be construed according to the laws of the State of Missouri.

[The remainder of this page has intentionally been left blank.]

This Plan is hereby amended and restated this eighth day of December, 2009, by a duly authorized officer of the Company and is except as otherwise indicated, effective as of January 1, 2005.

GREAT PLAINS ENERGY INCORPORATED

By:
Name:
Title	Chairman of the Board and Chief Executive Officer

APPENDIX A

ADDENDUM TO SECTION 3.7

As referenced and subject to the terms of Section 3.7 of the Plan, the following individuals will be credited with twice the number of Years of Benefit Service under this Plan for each Year of Credited Service (including fractions thereof) during which the person is an Active Participant:

(1)	Michael J. Chesser

(2)	John Marshall

 A-1

APPENDIX B

DISTRIBUTIONS FOR PARTICIPANTS TERMINATING IN 2005

Notwithstanding any other provision of this Plan or any election that may have been made by a Participant to the contrary, if a Participant who Separates from Service in 2005 elected to receive either a one-time, single-sum payment of the Participant's entire account or an annuity or series of payments, (i) all amounts credited to the Participant's account before 2005 are to be paid in accordance with such election, and (ii) all amounts credited to the Participant's account during 2005 will be paid in one-time, single-sum payment in 2005.

 B-1

Appendix C

GREAT PLAINS ENERGY INCORPORATED

FROZEN SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Amended and Restated November 1, 2000 and Frozen effective December 31, 2004.

Appendix C

TABLE OF CONTENTS

ARTICLE	PAGE

ARTICLE I DEFINITIONS	1
1.1	"Active Participant"	1
1.2	"Basic Plan"	1
1.3	"Board of Directors"	1
1.4	"Committee"	3
1.5	"Company.	3
1.6	"Participant"	3
1.7	"Plan"	3
1.8	"Surviving Spouse"	3
1.9	"Years of Benefit Service"	3
ARTICLE II ELIGIBILITY FOR BENEFITS		3
ARTICLE III AMOUNT AND FORM OF RETIREMENT BENEFITS		4
3.1	Normal Retirement.	4
3.2	Benefits Payable Prior to Normal Retirement Date. these factors	5
3.3	Disability Retirement.	6
3.4	Form of Payment.	6
3.5	Election of Form and Timing. .	7
3.6	Chief Executive Officer.	8
ARTICLE IV PAYMENT OF RETIREMENT BENEFITS		8
ARTICLE V DEATH BENEFITS		8
ARTICLE VI MISCELLANEOUS		9

 i

Appendix C

GREAT PLAINS ENERGY INCORPORATED

FROZEN SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

PREAMBLE

The principal objective of this Frozen Supplemental Executive Retirement Plan is to ensure the payment of a competitive level of retirement income in order to attract, retain, and motivate selected executives, and to restore benefits accrued before December 31, 2004 which cannot be paid under the Company's Qualified Pension Plan due to restrictions on benefits, contributions, compensation, or the like imposed under that plan.  The Company may, but is not required to, set aside funds from time to time to provide such benefits, and such funds may be held in a separate trust established for such purpose.  This Plan is a successor to the supplemental executive retirement component of the Company's former Supplemental Executive Retirement and Deferred Compensation Plan (the "Prior Plan"), which was effective on November 2, 1993.  It shall be effective as to each Participant on the date he or she becomes a Participant hereunder; provided, however, that the benefits of those individuals whose employment with the Company or any of its affiliates terminated prior to April 1, 2000, shall continue to be governed by the terms of the Prior Plan, and not the terms of this Plan.  This Plan superseded the supplemental executive retirement component of the Prior Plan and all similar non-qualified supplemental executive retirement plans that were in existence as of November 1, 2000.

Effective December 31, 2004, this Plan was "frozen" such that (1) no person may become a Participant under this Plan after December 31, 2004, and (2) no additional benefits shall accrue under this Plan after December 31, 2004.  All new participants eligible to participate in the Great Plains Energy Supplemental Executive Retirement Plan as of January 1, 2005 will participate in the "Great Plains Energy Incorporated Supplemental Executive Retirement Plan (as Amended

Appendix C

and Restated for I.R.C. § 409A), and all accruals after December 31, 2004 will accrue under such amended and restated Plan.

Appendix C

ARTICLE I

DEFINITIONS

1.1           "Active Participant" means, with respect to a Plan Year, any employee of the Company (i) who is an officer appointed by the Board of Directors, or (ii) whose annualized Base Compensation exceeds the limitation imposed by Internal Revenue Code Section 401(a)(17) and regulations promulgated thereunder, as adjusted from time to time. For purposes of determining Years of Benefit Service pursuant to Section 1.10 of this Plan, an employee shall be deemed to have been an Active Participant with respect to any Plan Year in which he or she was a Participant for purposes of Sections II, III, IV, and V of the Prior Plan.  After December 31, 2004, no employee may become an Active Participant in this Plan.

1.2           "Basic Plan" means the Great Plains Energy Incorporated Management Pension Plan.  Except as amended below, the following terms shall have the same meaning as set forth in the Basic Plan, as amended from time-to-time:

•	Actuarial Equivalent

•	Base Compensation

•	Early Retirement Date

•	Normal Retirement Date

•	Plan Year

•	Single Life Pension

•	Years of Credited Service

Notwithstanding the above, the term "Base Compensation" only includes compensation recognized through December 31, 2004.

1.3           "Board of Directors" means the Board of Directors of Great Plains Energy Incorporated.

 1

Appendix C

1.4           "Committee" means the Nominating & Compensation Committee (or successor to such Committee) of the Board of Directors.

1.5           "Company" means Great Plains Energy Incorporated or its successor and any wholly-owned subsidiary that has adopted, and whose employees participate in, the Basic Plan.

1.6           "Participant" means an individual who has become an Active Participant and who has not received his or her entire benefit under this Plan; provided, however, that individuals who were Participants for purposes of Sections II, III, IV, and V of the Prior Plan as of April 1, 2000, and whose employment with the Company had not terminated as of that date, shall be Participants in this Plan on that date.

1.7           "Plan" means this Great Plains Energy Company Frozen Supplemental Executive Retirement Plan.

1.8           "Surviving Spouse" means a Participant's surviving spouse who is eligible to receive a surviving spouse's benefit under the Basic Plan.

1.9           "Years of Benefit Service" means Years of Credited Service (including fractions thereof) during which an employee is an Active Participant.  "Years of Benefit Service" shall include only a Participant's Years of Credited Service recognized through December 31, 2004.

ARTICLE II

ELIGIBILITY FOR BENEFITS

2.1           Except as provided in Sections 2.2 and 3.4, below, each Participant shall be eligible to receive a supplemental retirement benefit under this Plan beginning as soon as is practicable after the Participant terminates employment with the Company.

2.2           Notwithstanding any provision of this Plan to the contrary, the terms of this Plan and all subsequent amendments hereto shall not affect the rights and benefits of any person who

 2

Appendix C

is not an employee of the Company on or after April 1, 2000.  The rights and benefits, if any, of such former employees (or spouses or beneficiaries of said former employees) shall continue to be governed by the terms of the Prior Plan as in effect on their date of termination, death, total disability, or retirement, whichever first shall have occurred.

ARTICLE III

AMOUNT AND FORM OF RETIREMENT BENEFITS

3.1           Normal Retirement.  A Participant's monthly supplemental retirement benefit payable under the Plan as a Single Life Pension at the Participant's Normal Retirement Date shall be made up of the sum of two portions, the first of which is described in Paragraph (a) and the second of which is described in Paragraph (b) of this Section.

(a)           The first of those portions shall make up for the difference between an accrual rate of two percent (2%) and an accrual rate of one and two-thirds percent (1 2/3%) for each of an Active Participant's Years of Benefit Service.

(b)           The second portion shall make up for the benefit otherwise lost to an Active Participant under the Basic Plan (assuming for this purpose that the Basic Plan benefit is based on an accrual rate of 2% rather than 1 2/3%) due to:

(i)           compensation deferred under the Great Plains Energy Incorporated Nonqualified Deferred Compensation Plan, or under Section VI of the Prior Plan,

(ii)           any amounts disregarded under the Basic Plan pursuant to the provisions of Internal Revenue Code Sections 401(a)(17), 415, or similar provisions restricting the amount of compensation or benefits that may be considered under plans qualified pursuant to Internal Revenue Code Section 401(a), and

 3

Appendix C

(iii)           any forfeiture of benefits under the Basic Plan due to lack of vesting, but only to the extent the forfeiture reduces the amount to be paid under Subparagraph (b)(1) of Section 3 of the Restated Severance Agreement entered into by the Company and the Active Participant.

3.2           Benefits Payable Prior to Normal Retirement Date.  In the event a Participant terminates employment with the Company before he or she reaches Normal Retirement Date, the monthly supplemental retirement benefit payable under the Plan shall be determined by computing the monthly retirement benefit necessary to make up for the difference in accrual rates described in Section 3.1(a), for the benefit otherwise lost to the Participant due to the factors described in Paragraph 3.1(b) and (c), and for the difference between computations of monthly salary using computation periods of more than thirty-six (36) consecutive months rather than of thirty-six (36) consecutive months, reduced to reflect the early payment of the benefit and the Participant's younger age in the same circumstances and to the same extent as the Single Life Pension under the Basic Plan is reduced to reflect these factors.  The result is that:

(a)           There shall be no early retirement reduction factor applied to the retirement benefit of a Participant who has satisfied all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit,

(b)           The Basic Plan's early retirement reduction factor of one quarter of one-percent (.25%) per month shall apply to the retirement benefit of a Participant who does not satisfy all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit, and whose employment with the Company terminates on or after his or her Early Retirement Date, and

 4

Appendix C

(c)           For the retirement benefit of a Participant who terminates employment with the Company before his or her Early Retirement Date, and without satisfying all of the requirements set forth in the Basic Plan for the Rule of 85 early retirement benefit, no early retirement subsidy of any kind shall apply.

3.3           Disability Retirement.  A Participant whose employment with the Company terminates due to a total disability for which the Participant is eligible to receive benefits under the Company's Long-Term Disability Plan shall then be eligible for a supplemental retirement benefit.  The supplemental retirement benefit shall be determined in accordance with Sections 3.1 and 3.2, except that his or her Years of Benefit Service shall include the period from the date of disability to the Participant's Normal Retirement Date.  In no event shall Years of Credited Service or Benefit Service in excess of 30 be considered.

3.4           Form of Payment.  The Participant may elect the form in which benefits under the Plan are to be paid from the forms set forth in this Section, the value of each of which shall be the Actuarial Equivalent of the value of each of the others.  Payment shall be made, in the case of a lump sum payment, or shall begin, in the case of a pension, in accordance with the Participant's election made as provided in Section 3.5.

(a)           Lump Sum Payment.  This form provides the Participant with a one-time, single sum payment of the Participant's entire benefit under the Plan.

(b)           Single Life Pension.  A Single Life Pension pays the Participant a monthly pension only for as long as the Participant lives.

(c)           Single Life Pension with 60 Months Guaranteed.  A Single Life Pension with 60 Months Guaranteed pays a monthly benefit for as long as the Participant lives.  If

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the Participant dies before receiving 60 monthly payments, the Participant's beneficiary receives them for the remainder of the 60 months that were guaranteed.

(d)           Single Life Pension with 120 Months Guaranteed.  A Single Life Pension with 120 Months Guaranteed pays the Participant a monthly benefit for as long as the Participant lives.  If the Participant dies before receiving 120 monthly payments, the Participant's beneficiary receives them for the remainder of the 120 months that were guaranteed.

(e)           100%, 75%, 66 2/3%, 50%, 33 1/3% and 25% Joint Pensions.  A 100%, 75%, 66 2/3%, 50%, 33 1/3% or 25% Joint Pension pays the Participant a monthly benefit for as long as the Participant lives.  If the Participant's spouse is living when the Participant dies, he or she receives a monthly pension equal to 100%, 75%, 66 2/3%, 50%, 33 1/3% or 25%, respectively, of the monthly pension the Participant received, for as long as he or she lives.  If the Participant is not married as of the date the Participant's pension commences, it will be paid to the Participant as a Single Life Pension.  The term "spouse," as used in this form, means the person to whom the Participant is married on the date the Participant's pension commences.

3.5           Election of Form and Timing.  A new Active Participant in the Plan shall, within sixty (60) days of the date he or she becomes a Participant, elect the form in which he or she wishes the benefit under the Plan to be paid, and whether payment is to be made as soon as is practicable after termination of employment with the Company and, if not, the anniversary of termination when payment is to be made.  A Participant in the Plan as of April 1, 2000, shall make these elections no later than April 15, 2000.  If such a Participant terminates employment with the Company within one (1) year of the date the election form is filed with the Company,

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the election shall have no effect, and the Participant's benefit under the Plan will be paid in the form of a Single Life Pension, if the Participant is then single, or in the form of a 50% Joint Pension, with the Participant's spouse as the survivor, if the Participant is then married.

3.6           Chief Executive Officer.  In the case of a person who has served at least ten (10) years in the position of Chief Executive Officer of the Company, the two percent (2%) accrual rate referred to in Paragraph 3.1(a) shall be three percent (3%), and no early retirement reduction factor shall be applied.  In no event shall the sum of the accrual rates used to determine a Participant's retirement benefits under the Basic Plan and this Plan exceed sixty percent (60%), so for a participant who is eligible for the special benefit for Chief Executive Officers described in the first sentence of this paragraph, the maximum number of Years of Benefit Service taken into account shall be twenty (20).

ARTICLE IV

PAYMENT OF RETIREMENT BENEFITS

4.1           Supplemental retirement benefits payable in accordance with Article III shall commence as provided in Section 2.1, and shall continue to be paid as required by the form in which the Participant's benefit is paid.

ARTICLE V

DEATH BENEFITS

5.1           If a Participant dies before supplemental retirement benefit payments commence under this Plan, the Participant's Surviving Spouse shall receive a pre-retirement survivor annuity under the Plan.  The amount of the pre-retirement survivor annuity payable under this Plan shall be equal to the amount of the qualified pre-retirement survivor annuity determined under the Basic Plan, but calculated by substituting the amount of the Participant's supplemental retirement

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benefit determined under Article III for the amount of the Participant's benefit under the Basic Plan.

5.2           A Surviving Spouse's benefit under Section 5.1 shall be payable monthly; its duration shall be the same as that of the qualified pre-retirement survivor annuity payable under the Basic Plan.

ARTICLE VI

MISCELLANEOUS

6.1           The Board of Directors may, in its sole discretion, terminate, suspend, or amend this Plan at any time or from time-to-time, in whole or in part.  However, no amendment or suspension of the Plan shall affect a Participant's right or the right of a Surviving Spouse to benefits accrued up to the date of any amendment or termination, payable at least as quickly as is consistent with the Participant's election made as provided in Section 3.5.  In the event the Plan is terminated, the Committee will continue to administer the Plan until all amounts accrued have been paid.

6.2           Nothing contained herein shall confer upon any Participant the right to be retained in the service of the Company, nor shall it interfere with the right of the Company to discharge or otherwise deal with Participants without regard to the existence of this Plan.

6.3           Neither the Committee nor any member of the Board of Directors nor any officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his or her own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

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6.4           This Plan is unfunded, and constitutes a mere promise by the Company to make benefit payments in the future.  The right of any Participant or Surviving Spouse to receive a distribution under this Plan shall be an unsecured claim against the general assets of the Company.  The Company may choose to establish a separate trust (the "Trust"), and to contribute to the Trust from time to time assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's insolvency, until paid to Plan Participants and Surviving Spouses in such manner and at such times as specified in the Plan.  It is the intention of the Company that such Trust, if established, shall constitute an unfunded arrangement, and shall not affect the status of the Plan as an unfunded Plan for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.  The Trustee of the Trust shall invest the Trust assets, unless the Committee, in its sole discretion, chooses either to instruct the Trustee as to the investment of Trust assets or to appoint one or more investment managers to do so.

6.5           To the maximum extent permitted by law, no benefit under the Plan shall be assignable or subject in any manner to alienation, sale, transfer, claims of creditors, pledge, attachment, or encumbrances of any kind.

6.6           Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable properly to manage his or her financial affairs, may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Committee may select.

6.7           The Plan shall be administered by the Committee or its designee, which may adopt rules and regulations to assist it in the administration of the Plan.

6.8           A request for a Plan benefit shall be filed with the Chairperson of the Committee or his or her designee, on a form prescribed by the Committee.  Such a request, hereinafter

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referred to as a "claim," shall be deemed filed when the executed claim form is received by the Chairperson of the Committee or his or her designee.

The Chairperson of the Committee or his or her designee shall decide such a claim within a reasonable time after it is received.  If a claim is wholly or partially denied, the claimant shall be furnished a written notice setting forth, in a manner calculated to be understood by the claimant:

(a)           The specific reason or reasons for the denial;

(b)           A specific reference to pertinent Plan provisions on which the denial is based;

(c)           A description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation of why such material or information is necessary; and

(d)           Appropriate information as to the steps to be taken if the claimant wishes to appeal his or her claim, including the period in which the appeal must be filed and the period in which it will be decided.

The notice shall be furnished to the claimant within 90 days after receipt of the claim by the Chairperson of the Committee or his or her designee, unless special circumstances require an extension of time for processing the claim.  No extension shall be for more than 90 days after the end of the initial 90-day period.  If an extension of time for processing is required, written notice of the extension shall be furnished to the claimant before the end of the initial 90-day period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision will be rendered.

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If a claim is denied, in whole or in part, the claimant may appeal the denial to the full Committee, upon written notice to the Chairperson thereof.  The claimant may review documents pertinent to the appeal and may submit issues and comments in writing to the Committee.  No appeal shall be considered unless it is received by the Committee within 90 days after receipt by the claimant of written notification of denial of the claim.  The Committee shall decide the appeal within 60 days after it is received.  However, if special circumstances require an extension of time for processing, a decision shall be rendered as soon as possible, but not later than 120 days after the appeal is received.  If such an extension of time for deciding the appeal is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension.  The Committee's decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

6.9           Each Participant shall receive a copy of the Plan and, if a Trust is established pursuant to Section 6.4, the Trust, and the Company shall make available for inspection by any Participant a copy of any rules and regulations used in administering the Plan.

6.10           If any contest or dispute shall arise as to amounts due to a Participant under this Plan, the Company shall reimburse the Participant, on a current basis, all legal fees and expenses incurred by the Participant in connection with such contest or dispute; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying the Participant's claims, the Participant shall be required immediately to reimburse the Company for all sums advanced to the Participant hereunder.

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6.11           This Plan is binding on the Company and will bind with equal force any successor of the Company, whether by way of purchase, merger, consolidation or otherwise.

6.12           If a court of competent jurisdiction holds any provision of this Plan to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

6.13           To the extent not superseded by the laws of the United States, this Plan shall be construed according to the laws of the State of Missouri.

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